Janus Aspen Series
Janus Henderson U.S. Low Volatility Portfolio
IMPORTANT NOTICE REGARDING PORTFOLIO CHANGES
Supplement dated April 29, 2022
to Currently Effective Prospectuses
Janus Henderson Investors US LLC (the “Adviser”) has recommended, and the Board of Trustees (the “Trustees”) of Janus Aspen Series, on behalf of Janus Henderson U.S. Low Volatility Portfolio (the “Portfolio”), has approved, certain changes for the Portfolio in connection with the transfer of the day‑to‑day management of the Portfolio to the Adviser, effective on or about June 10, 2022 (the “Restructuring”). In connection with the Restructuring, the following changes will be effective on or about June 10, 2022 and the Portfolio’s prospectuses will be updated accordingly:

1.	Portfolio Name Change. All references to Janus Henderson U.S. Low Volatility Portfolio will change to Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio.

2.
Portfolio Manager Change and Removal of Subadviser. Ashwin Alankar, PhD., will serve as Portfolio Manager of the Portfolio and Intech Investment Management LLC (“Intech”) will no longer serve as subadviser to the Portfolio.

a.	Under “Management” in the Portfolio Summary section of the Portfolio’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:
Portfolio Manager: Ashwin Alankar, Ph.D., is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since June 2022.

b.	Under “Investment Personnel” in the Management of the Portfolio section of the Portfolio’s prospectuses, the following information replaces the corresponding information in its entirety:
Adaptive Risk Managed U.S. Equity Portfolio
Ashwin Alankar, Ph.D., is Head of Global Asset Allocation of Janus Henderson Investors. He is Executive Vice President and Portfolio Manager of Adaptive Risk Managed U.S. Equity Portfolio, which he has managed since June 2022. Mr. Alankar is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in 2014. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.

c.	All references to Intech and to Adrian Banner, Vassilios Papathanakos, and Joseph W. Runnels, the current Co‑Portfolio Managers of the Portfolio, are removed.

3.
Principal Investment Strategy Change. In connection with the Restructuring, the Portfolio’s principal investment strategies will change as follows, although the Portfolio will continue to pursue its investment objective using a risk-managed equity strategy that focuses on lower volatility relative to its benchmark index.

a.	Under “Principal Investment Strategies” in the Portfolio Summary section of the Portfolio’s prospectuses, the following paragraphs replace the corresponding paragraphs in their entirety:
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, including, but not limited to, common stocks, depositary receipts, and real-estate investment trusts (“REITs”). A security is deemed to be from the U.S. if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in, the U.S.; (ii) a majority of the company’s revenues are derived from the U.S.; or (iii) a majority of the company’s assets are located in the U.S. Under normal circumstances, the Portfolio seeks to achieve market-like returns with lower volatility over a full market cycle than the Russell 1000® Index (the Portfolio’s benchmark index). The Portfolio seeks to generate such returns with volatility that can range from approximately 0% to 40% lower than the Russell 1000 Index. In this context, volatility refers to the variation in the returns of the Portfolio and the benchmark index as measured by the standard deviation of monthly returns.
The Portfolio pursues its investment objective by applying a proprietary methodology to construct an investment portfolio of equity securities from a universe of the 750 largest U.S. companies by market capitalization. The portfolio manager applies a systematic investment process that forecasts individual security upside (or good) and downside (or bad) volatility to construct a portfolio that the portfolio manager believes will generate market-like returns with lower volatility over a full market cycle. Although the Portfolio is generally expected to underperform its benchmark index in sharply rising markets, this strategy seeks to minimize losses in down markets.
The Portfolio may engage in active and frequent trading to achieve its investment objective.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one‑third of its total assets as determined at the time of the loan origination.

b.
Under “Additional Investment Strategies and General Portfolio Policies” in the Additional Information about the Portfolio section of the Portfolio’s prospectus, the following paragraph replaces the corresponding paragraphs in their entirety:

Security Selection
The Portfolio’s investment process seeks to achieve market-like returns with lower volatility over a full market cycle than the Russell 1000 Index. The investment process involves selecting equity securities from a universe of the 750 largest U.S. companies by market capitalization and monitoring the total risk and volatility of the Portfolio’s holdings. The portfolio manager applies a systematic investment process that forecasts individual security upside (or good) and downside (or bad) volatility to construct a portfolio that the portfolio manager believes will generate market-like returns with lower volatility over a full market cycle.

c.
Under “Additional Investment Strategies and General Portfolio Policies” in the Additional Information about the Portfolio section of the Portfolio’s prospectus, the “Foreign Securities” disclosure is removed.

4.
Principal Investment Risk Changes. In connection with the Restructuring, the Portfolio’s principal investment risks will change as follows, although the Portfolio will continue to be subject to similar risks as a result of its continued use of a risk-managed equity strategy that focuses on lower volatility relative to its benchmark index.

a.
Under “Principal Investment Risks” in the Portfolio Summary section and under “Risks of the Portfolio” in the Additional Information about the Portfolio section of the Portfolio’s prospectuses, the following risk factors are removed, as applicable:

Foreign Exposure Risk
Investment Process Risk
Restricted Securities Risk

b.	Under “Principal Investment Risks” in the Portfolio Summary section of the Portfolio’s prospectuses, the following risk factors are added:
Mid‑Sized Companies Risk. The Portfolio’s investments in securities issued by mid‑sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid‑sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
REIT Risk. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax‑free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.

Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Volatility Risk. There is no guarantee that the Portfolio’s strategy to minimize volatility will be successful. Securities in the Portfolio may be subject to price volatility, and the prices may not be any less volatile than the market as a whole, and could be more volatile. In addition, the Portfolio’s strategy to minimize volatility could limit the Portfolio’s gains in rising markets.

5.
Changes to Primary Benchmark Index and Addition of Supplemental Index. In connection with the Restructuring, the Portfolio will change its primary benchmark index to the Russell 1000 Index and add the S&P 500® Minimum Volatility Index as a secondary benchmark.

a.
Under “Performance Information” in the Portfolio Summary section of the Portfolio’s prospectuses, the following paragraph and bullet points replace the corresponding paragraph and bullet point after the table in their entirety:

Effective June 10, 2022, the Portfolio’s primary benchmark index changed from the S&P 500 Index to the Russell 1000 Index, to better reflect the Portfolio’s revised investment strategies to focus on investing in a portfolio of equity securities from a universe of the 750 largest U.S. companies by market capitalization. Effective June 10, 2022, the Portfolio’s secondary benchmark is the S&P 500 Minimum Volatility Index. The indices are described below.

•	The Russell 1000 Index measures the performance of the large‑cap segment of the U.S. equity universe.

•
The S&P 500 Minimum Volatility Index is designed to reflect a managed-volatility equity strategy that seeks to achieve lower total risk, measured by standard deviation, than the S&P 500 while maintaining similar characteristics.

•	The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

6.	Fee Waiver. In connection with the Restructuring, the Adviser has agreed to waive 0.05% of its advisory fee for a period of two years from the effective date of the Restructuring.
Please retain this Supplement with your records.

Janus Aspen Series

Janus Henderson U.S. Low Volatility Portfolio

Supplement dated April 29, 2022

to Currently Effective Statement of Additional Information

Janus Henderson Investors US LLC (the “Adviser”) has recommended, and the Board of Trustees (the “Trustees”) of Janus Aspen Series, on behalf of Janus Henderson U.S. Low Volatility Portfolio (the “Portfolio”), has approved, certain changes for the Portfolio in connection with the transfer of the day-to-day management of the Portfolio to the Adviser, effective on or about June 10, 2022 (the “Restructuring”). In connection with the Restructuring, the following changes will be effective on or about June 10, 2022 and the Portfolio’s statement of additional information will be updated accordingly:

1.	Portfolio Name Change. All references to Janus Henderson U.S. Low Volatility Portfolio will change to Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio.

2.

Portfolio Manager Change and Removal of Subadviser. Ashwin Alankar, PhD., will serve as Portfolio Manager of the Portfolio and Intech Investment Management LLC (“Intech”) will no longer serve as subadviser to the Portfolio.

a.	In the Trustees and Officers section of the Portfolio’s SAI, the following information is added to the Officers table:

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Adaptive Risk Managed U.S. Equity Portfolio	06/22-Present	Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.

b.	All references to Intech and to Adrian Banner, Vassilios Papathanakos, and Joseph W. Runnels, the current Co-Portfolio Managers of the Portfolio, are removed.

3.	Fee Waiver. In connection with the Restructuring, the Adviser has agreed to waive 0.05% of its advisory fee for a period of two years from the effective date of the Restructuring.

Please retain this Supplement with your records.